Exhibit 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT AND CONSENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Second Amendment”) is made and entered into as of the 20th day of September, 2012, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), its Subsidiaries listed on Schedule 1 to the Amended and Restated Credit Agreement, dated as of March 18, 2011 (as the same may be amended and in effect from time to time, the “Credit Agreement”) (together with the Parent, collectively, the “Borrowers”), the Lenders party thereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

WHEREAS, the Parent previously issued 11% Senior Second Lien Notes Due 2014 in an original principal amount of $180,000,000 (the “Second Lien Notes”) pursuant to that certain Indenture, dated as of July 9, 2009, between the Parent and Wilmington Trust Company;

WHEREAS, the Parent previously issued 7 3/4% Senior Subordinated Notes Due 2019 in an original principal amount of $200,000,000 (the “2011 Senior Subordinated Notes”) pursuant to that certain Indenture, dated as of February 7, 2011 (as modified from time to time, the “Senior Subordinated Notes Indenture”), between the Parent and U.S. Bank National Association, as trustee;

WHEREAS, the Parent has advised the Administrative Agent and the Lenders that, as more particularly described in the summary attached hereto as Exhibit A (the “Transaction Summary”), it plans to issue additional Senior Subordinated Notes in an aggregate principal amount at least equal to $125,000,000 pursuant to the Senior Subordinated Notes Indenture (such notes, the “2012 Senior Subordinated Notes”) and apply the Net Cash Proceeds of such issuance, along with funds raised from one or more Equity Issuances and Committed Loans advanced under the Credit Agreement, to refinance the Second Lien Notes in the minimum principal amount of $175,000,000, including all principal, interest, fees, premium or other amounts payable in connection therewith (such transaction, the “Second Lien Refinancing”);

WHEREAS, the Borrowers, the Administrative Agent and Required Lenders previously entered into that certain First Amendment to Amended and Restated Credit Agreement and Consent, dated as of April 27, 2012 (the “First Amendment”), pursuant to which the Required Lenders, among other things, consented to the Target Acquisition (as defined in the First Amendment); and

WHEREAS, the Borrowers have requested that each of the Lenders agree, and Lenders constituting “Required Lenders” under the terms of the Credit Agreement are willing to agree, on the terms and subject to the conditions set forth herein, (a) to consent to use up to $50,000,000 of the Committed Loans in connection with the Second Lien Refinancing and, in connection with such consent, to waive or amend certain provisions of the Credit Agreement, (b) to make certain acknowledgments regarding the funding of the Target Acquisition, and (c) to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendments to Section 1.01 (Defined Terms) of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by:

(i) Inserting the following definitions in the appropriate alphabetical order:

““Excluded Interim Second Lien Debt” has the meaning assigned thereto in the Second Amendment.”

““New Equity Raise” means one or more Equity Issuances after the Second Amendment Date pursuant to which the Parent has received at least $60,000,000 in aggregate net cash proceeds (excluding up to $50,000,000 in the aggregate of proceeds of the Parent’s follow-on common equity offering being conducted in connection with the refinancing of the Second Lien Notes described in the Transaction Summary attached to the Second Amendment, to the extent such proceeds are used to finance the repayment of Second Lien Notes and/or the Target Acquisition or to repay Committed Loans).”

““Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement and Consent, dated as of September 20, 2012, among the Borrowers, the Administrative Agent and Lenders constituting Required Lenders.”

““Second Amendment Date” means September 20, 2012.”

(ii) Amending the definition of “Additional Debt Raise” contained therein by (i) deleting the reference to “$125,000,000” contained therein and replacing it with a reference to “$75,000,000” and (ii) deleting the reference to “$200,000,000” contained therein and replacing it with a reference to “$150,000,000”.

(iii) Amending clause (a) of the definition of “Consolidated Adjusted Net Income” by re-designating the first subclause (xi) thereof as subclause (x) thereof (i.e., correcting the existing numbering).

(iv) Further amending clause (a) of the definition of “Consolidated Adjusted Net Income” by inserting the following subclause (xii) at the end thereof: “(xii) cash charges in connection with severance and reorganization in an aggregate amount not to exceed $3,000,000 from and after the Closing Date;”.

(v) Further amending clause (a) of the definition of “Consolidated Adjusted Net Income” by inserting the following subclause (xiii) at the end thereof: “and (xiii) non-cash charges associated with interest rate derivatives deemed to be ineffective;”.

(vi) Amending the definition of “Consolidated Total Interest Expense” by deleting the word “and” immediately preceding clause (d) thereof and inserting the following clause (e) at the end thereof: “, and (e) non-cash interest expense associated with interest rate derivatives.”

3. Amendment to Section 2.14(a) (Request for Accordion Advance) of the Credit Agreement. Effective upon the offer by the Parent to purchase at least $175,000,000 of the Second Lien Notes, Section 2.14(a) of the Credit Agreement is hereby amended by deleting the two provisos contained in the first sentence thereof in their entirety and replacing them with the following (provided, for the avoidance of doubt, that prior to such offer to purchase, the two existing provisos set forth in the first sentence of Section 2.14(a) of the Credit Agreement, without giving effect to this Second Amendment, shall continue to apply notwithstanding the effectiveness of this Second Amendment):

“provided that the aggregate amounts so requested under clauses (i) and (ii) above after the date hereof (excluding any such amounts to the extent used to prepay term loans or replace Revolving Commitments) shall not exceed $100,000,000; and provided, further, that, after giving effect to any such Accordion Advance, the sum of the Total Facility Amount shall not at any time exceed $327,500,000 in the aggregate (minus any and all permanent reductions of the Aggregate Commitments previously voluntarily effected by the Borrowers pursuant to Section 2.06 or prepayments of any term loan advanced hereunder from time to time and then outstanding (other than in connection with a replacement term loan or a replacement revolving credit facility under this Section 2.14))”

4. Amendments to Section 7.03(k) (Indebtedness) of the Credit Agreement. Section 7.03(k) of the Credit Agreement is hereby amended by deleting the reference therein to “$350,000,000” contained therein and replacing it with the following: “$450,000,000.” Section 7.03(k)(B) of the Credit Agreement is hereby amended by deleting each reference therein to “$350,000,000” and “$400,000,000” contained therein and replacing with the following, respectively: “$450,000,000” and “$500,000,000”.

5. Amendments to Section 7.11 (Financial Covenants) of the Credit Agreement. Effective upon the offer by the Parent to purchase at least $175,000,000 of the Second Lien Notes, Section 7.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following (provided, for the avoidance of doubt, that prior to such offer to purchase, the existing financial covenants set forth in 7.11 of the Credit Agreement, without giving effect to this Second Amendment, shall continue to apply notwithstanding the effectiveness of this Second Amendment):

“7.11 Financial Covenants. For the avoidance of doubt, notwithstanding anything to the contrary in the Agreement, it is understood that the following financial covenants shall be calculated exclusive of the assets, liabilities (except for liabilities of the Excluded Subsidiaries that are recourse to the Borrowers), net worth and operations of the Excluded Subsidiaries.

(a) Minimum Interest Coverage Ratio. The Borrowers shall not permit the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters then ending to (b) Consolidated Total Interest Expense for such period to be less than the ratio set forth below opposite such fiscal quarter:

Four Fiscal Quarters Ending	Minimum Interest Coverage Ratio
October 31, 2012 through January 31, 2013	2.00:1.00
April 30, 2013	2.15:1.00
July 31, 2013 through January 31, 2014	2.25:1.00
April 30, 2014 and thereafter	2.50:1.00

(b) Maximum Consolidated Total Funded Debt to Consolidated EBITDA. The Borrowers shall not permit the ratio of (a) Consolidated Total Funded Debt as of such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters then ending to exceed the ratio set forth below opposite such fiscal quarter; provided, however, that for each fiscal quarter ending on or after the date on which the Borrowers have consummated the New Equity Raise, each of the ratios set forth below shall be reduced by 50 basis points:

Four Fiscal Quarters Ending	Maximum Consolidated Total Funded Debt to Consolidated EBITDA
October 31, 2012 through January 31, 2013	5.75:1.00
April 30, 2013 through January 31, 2014	5.50:1.00
April 30, 2014 through January 31, 2015	5.25:1.00
April 30, 2015 through January 31, 2016	4.75:1.00
April 30, 2016 and thereafter	4.50:1.00

Notwithstanding the foregoing, solely for the purposes of calculating Consolidated Total Funded Debt to Consolidated EBITDA pursuant to this Section 7.11(b), neither Excluded Interim Sub Debt nor Excluded Interim Second Lien Debt shall be included in Consolidated Total Funded Debt during any period in which (and for so long as) such Excluded Interim Sub Debt or Excluded Interim Second Lien Debt is properly designated as such under and in accordance with Section 7.03(k) or the Second Amendment, as applicable.

(c) Maximum Consolidated Senior Funded Debt to Consolidated EBITDA. The Borrowers shall not permit the ratio of (a) Consolidated Senior Funded Debt as of such date to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters then ending to exceed the ratio set forth below opposite such fiscal quarter:

Four Fiscal Quarters Ending	Maximum Consolidated Senior Funded Debt to Consolidated EBITDA
October 31, 2012 and thereafter	2.75:1.00

(d) Maximum Capital Expenditures. During any fiscal year and tested at the end of each fiscal year, the Borrowers and Non-Borrower Subsidiaries shall not make any Capital Expenditure (or become legally obligated to make such expenditures during such fiscal year) other than Capital Expenditures for properties and assets used in the operation of the Borrowers’ or Non-Borrowers’ business not exceeding 1.5 times the sum of the Borrowers’ and the Non-Borrower Subsidiaries’ consolidated depreciation expenses, depletion expenses and landfill amortization expenses in such fiscal year.”

6. Amendment to Form of Compliance Certificate. Effective upon the closing of this Second Amendment, Exhibit D to the Credit Agreement (Form of Compliance Certificate) is hereby amended and restated in its entirety by the Exhibit D attached hereto as Annex 1. Effective upon the offer by the Parent to purchase at least $175,000,000 of the Second Lien Notes, Exhibit D to the Credit Agreement (Form of Compliance Certificate) is hereby amended and restated in its entirety by the Exhibit D attached hereto as Annex 2.

7. Consent to Second Lien Refinancing. Subject to the conditions to effectiveness set forth in Paragraph 11 below, the Administrative Agent and the Lenders party hereto hereby consent to the Second Lien Refinancing and acknowledge and agree to the following in connection therewith:

(i) The Maturity Date shall be deemed to be March 18, 2016 for all purposes under the Credit Agreement following the consummation of the Second Lien Refinancing in Full (as defined in the Transaction Summary) or any other refinancing of the Second Lien Notes in full (including principal, interest, premium and other amounts due thereunder) in accordance with the terms of the Credit Agreement (including Section 2.07(a) thereof) on or before March 1, 2014. In the event that the consummation of the Second Lien Refinancing in Full (as defined in the Transaction Summary) has not occurred, or the Second Lien Notes are not otherwise so refinanced in full, in each case on or before March 1, 2014, the Maturity Date shall be March 31, 2014. Section 2.07(a) of the Credit Agreement is hereby deemed to be amended to reflect the Administrative Agent’s and Required Lenders’ acknowledgment and consent under this subparagraph (i).

(ii) The application of no more than $50,000,000 of Committed Loans under the Credit Agreement to the consummation of the Second Lien Refinancing shall be a permitted use of Committed Loan proceeds under the Credit Agreement notwithstanding anything to the contrary set forth in Section 5.04 of the Credit Agreement. Section 5.04 of the Credit Agreement is hereby deemed to be amended to reflect the Administrative Agent’s and Required Lenders’ acknowledgment and consent under this subparagraph (ii).

(iii) Notwithstanding anything to the contrary set forth in Section 7.03(k) of the Credit Agreement or the definition of Second Lien Notes, (w) the 2012 Senior Subordinated Notes will be treated solely as Senior Subordinated Notes (and not Second Lien Notes) for all purposes under the Credit Agreement, (x) the Indebtedness of the Borrowers evidenced by the 2012 Senior Subordinated Notes will be treated solely as Senior Subordinated Debt for all purposes under the Credit Agreement, (y) the Senior Subordinated Notes Indenture will be treated solely as a “Senior Subordinated Notes Indenture” (and not a Second Lien Notes Indenture) for all purposes under the Credit Agreement, and (z) all documents, instruments, agreements and indentures entered into or executed in connection with the 2012 Senior Subordinated Notes will be treated solely as Senior Subordinated Debt Documents (and not Second Lien Notes Documents) for all purposes under the Credit Agreement. Section 7.03(k) of the Credit Agreement is hereby deemed to be amended to reflect the Administrative Agent’s and Required Lenders’ acknowledgment and consent under this subparagraph (iii).

(iv) The repurchase of the Second Lien Notes pursuant to the Second Lien Refinancing constitutes a permitted Investment under Section 7.02(m) of the Credit Agreement notwithstanding anything to the contrary set forth therein. Section 7.02(m) of the Credit Agreement is hereby deemed to be amended to reflect the Administrative Agent’s and Required Lenders’ acknowledgment under this subparagraph (iv).

(v) The tender for the Second Lien Notes in connection with the Second Lien Refinancing as described in the Transaction Summary, or any other offer to purchase, or redemption or repurchase of, the Second Lien Notes that complies with the terms of the Credit Agreement, does not constitute an Event of Default under Section 8.01(n) of the Credit Agreement notwithstanding anything to the contrary set forth therein. Section 8.01(n) of the Credit Agreement is hereby deemed to be amended to reflect the Administrative Agent’s and the Required Lenders’ acknowledgment under this subparagraph (v).

(vi) If, in connection with the Second Lien Refinancing or other refinancing of the Second Lien Notes in connection with the issuance of the 2012 Senior Subordinated Notes, certain of the Second Lien Notes intended to be refinanced are not tendered to, discharged by or otherwise satisfied by, the Borrowers substantially simultaneously with (and, in any event within one (1) Business Day after) the issuance of the 2012 Senior Subordinated Notes, as contemplated by the Borrowers in the Transaction Summary in connection with the Second Lien Refinancing or other refinancing of the Second Lien Notes in connection with the issuance of the 2012 Senior Subordinated Notes (the aggregate outstanding principal amount of the Second Lien Notes not so tendered, discharged or satisfied, the “Interim Second Lien Debt”) the Borrowers may elect to exclude all or any portion of such Interim Second Lien Debt from covenant calculations for purposes of Section 7.11(b) (any Interim Second Lien Debt so excluded, “Excluded

Interim Second Lien Debt”) so long as the Deposit Conditions (defined below) are met (and continue to be met) with respect to such Interim Second Lien Debt (and in the event that any of the Deposit Conditions cease to be met on any date, including that such Interim Second Lien Debt is outstanding for more than ninety (90) days, such Interim Second Lien Debt shall no longer be excluded from the covenants under Section 7.11(b) as of such date and shall no longer constitute Excluded Interim Second Lien Debt). The failure of any of the Deposit Conditions to be met at any time with respect to any Interim Second Lien Debt shall cause such Interim Second Lien Debt to cease to be Excluded Interim Second Lien Debt.

The “Deposit Conditions” shall mean, with respect to any Excluded Interim Second Lien Debt, the satisfaction (and continued satisfaction) of each of the following conditions with respect to such Indebtedness: (x) Net Cash Proceeds of the issuance of the 2012 Senior Subordinated Notes in an amount equal to the principal amount of such Excluded Interim Second Lien Debt is deposited by the Borrowers with the Administrative Agent and maintained in a blocked deposit account at Bank of America pending the redemption, repayment, discharge or other satisfaction thereof and such deposit account is pledged to the Administrative Agent for the benefit of the Secured Parties to secure the Obligations (it being acknowledged that such funds shall be released in connection with the redemption, repayment, discharge or other satisfaction of such Excluded Interim Second Lien Debt in a manner that does not violate the terms of the Second Lien Notes Documents); (y) the Borrowers shall commence the redemption, repayment, discharge or other satisfaction of such Excluded Interim Second Lien Debt in a manner that does not violate the terms of the Second Lien Notes Documents (subject to any contractual notice periods required therein) within five (5) Business Days following the issuance of the 2012 Senior Subordinated Notes; and (z) such Excluded Interim Second Lien Debt is in fact redeemed, repaid, discharged or otherwise satisfied as soon as practicable under the Second Lien Notes Documents or otherwise and, in any event, within ninety (90) days following the issuance of the 2012 Senior Subordinated Notes.

(vii) The Borrowers hereby agree to provide the Administrative Agent with all consents and other documentation as the Administrative Agent shall require related to (w) the issuance of the 2012 Senior Subordinated Notes, (x) the tender, redemption and/or all other actions taken with respect to the repayment of the Second Lien Notes, (y) any concurrent Equity Issuance, and (z) any Interim Second Lien Debt.

8. Source of Funds for the Target Acquisition. Notwithstanding the requirement set forth in paragraph 2 of Annex 3 of the First Amendment that the Parent fund the Target Acquisition with the proceeds of an Equity Issuance, the Parent shall be permitted to use proceeds of Committed Loans under the Credit Agreement to pay the purchase consideration for the Target Acquisition so long as the Borrowers previously received proceeds of an Equity Issuance in an amount equal to or greater than the purchase consideration for the Target Acquisition (such purchase consideration amount, the “Acquisition Equity”) and applied proceeds in an amount at least equal to the Acquisition Equity to the prepayment of Committed Loans in accordance with Section 2.05(a) of the Credit Agreement.

9. No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly set forth herein, to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

10. Amendment Fee. The Borrowers hereby jointly and severally promise to pay to each existing Lender which consents to this Second Amendment, in consideration of each such Lender entering into this Second Amendment, a fee in an amount equal to 25 basis points of such Lender’s Revolving Commitment as of the date hereof (the “Amendment Fees”). The Amendment Fees shall be fully-earned as of the date hereof and shall be non-refundable.

11. Conditions to Effectiveness. This Second Amendment shall become effective as of the date when each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each dated as of the date hereof and each in form and substance satisfactory to the Administrative Agent unless otherwise specified:

(i) counterparts of this Second Amendment, properly executed by a Responsible Officer of each of the Borrowers, and sufficient in number for distribution to each party hereto;

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment;

(iii) a favorable opinion of Wilmer, Cutler, Pickering, Hale and Dorr, LLP, counsel to the Parent and the other Borrowers organized in New York, Delaware, Virginia and Massachusetts, addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent;

(iv) a certificate signed by a Responsible Officer of each Borrower certifying (A) that the conditions specified in this Paragraph 11 and Section 4.02(a) and (b) of the Credit Agreement have been satisfied and (B) that there has been no event or condition since the date of the audited financial statements of the Parent and its Subsidiaries for the fiscal year ended April 30, 2012, that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(v) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

(b) The Borrowers shall have paid to the Administrative Agent, for the accounts of the applicable Lenders, the Amendment Fee.

(c) The Borrowers shall have paid all fees, charges and disbursements of counsel (including any local counsel) to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof.

12. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance of this Second Amendment and the transactions contemplated hereby (including the Second Lien Refinancing) (i) are within the corporate (or the equivalent company or partnership) authority of each of the Borrowers, (ii) have been duly authorized by all necessary corporate (or other) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other company or partnership documents) of the Borrowers or any agreement or other instrument binding upon the Borrowers, including, without limitation, the Senior Subordinated Notes Indenture, the Second Lien Notes Indenture and the Indenture governing the 2005 Fame Bonds.

(b) The execution, delivery and performance of this Second Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other Applicable Laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) The execution, delivery and performance by the Borrowers of this Second Amendment and the transactions contemplated hereby (including the Second Lien Refinancing, as more fully described in the Transaction Summary) do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained in writing (copies of which have been delivered to the Administrative Agent), if any.

(d) The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement as amended by the Second Amendment and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect. For purposes of this Paragraph 12(d), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.04(a) of the Credit Agreement.

(e) Both before and after giving effect to this Second Amendment and the transactions contemplated hereby (including the Second Lien Refinancing), no Default or Event of Default under the Credit Agreement has occurred and is continuing.

13. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

14. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

15. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy shall be as effective as delivery of an original executed counterpart of this Second Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Amendment to Amended and Restated Credit Agreement and Consent as a sealed instrument as of the date first set forth above.

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

By:	/s/ Edwin Johnson
Name: Edwin Johnson
Title: Chief Financial Officer and Treasurer

ALL CYCLE WASTE, INC.
ATLANTIC COAST FIBERS, INC.
B. AND C. SANITATION CORPORATION
BRISTOL WASTE MANAGEMENT, INC.
C.V. LANDFILL, INC.
CASELLA ALBANY RENEWABLES, LLC
CASELLA MAJOR ACCOUNT SERVICES, LLC
CASELLA RECYCLING, LLC
CASELLA RENEWABLE SYSTEMS, LLC
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
CASELLA WASTE MANAGEMENT, INC.
CASELLA WASTE SERVICES OF ONTARIO LLC
CHEMUNG LANDFILL LLC
COLEBROOK LANDFILL LLC
CWM ALL WASTE LLC
FOREST ACQUISITIONS, INC.
GRASSLANDS INC.
GROUNDCO LLC
HAKES C&D DISPOSAL, INC.
HARDWICK LANDFILL, INC.
HIRAM HOLLOW REGENERATION CORP.
KTI BIO FUELS, INC.
KTI ENVIRONMENTAL GROUP, INC.

By:	/s/ Edwin Johnson
Name: Edwin Johnson
Title: Vice President and Treasurer

Signature Pages to Second Amendment

KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI, INC.
MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP
NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
NEW ENGLAND WASTE SERVICES OF ME, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEWBURY WASTE MANAGEMENT, INC.
NEWSME LANDFILL OPERATIONS LLC
NEWS OF WORCESTER LLC
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
PINE TREE WASTE, INC.
RESOURCE WASTE SYSTEMS, INC.
SCHULTZ LANDFILL, INC.
SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
THE HYLAND FACILITY ASSOCIATES
U.S. FIBER, LLC
WASTE-STREAM INC.
WINTERS BROTHERS, INC.

By:	/s/ Edwin Johnson
Name: Edwin Johnson
Title: Vice President and Treasurer

Signature Pages to Second Amendment

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

Signature Pages to Second Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

Signature Pages to Second Amendment

COMERICA BANK as a Revolving Lender

By:	/s/ Tony G. Rice
Name: Tony G. Rice
Title: Vice President

Signature Pages to Second Amendment

JP Morgan Chase Bank, N.A. as a Lender

By:	/s/ Sonya E. Young
Name: Sonya E. Young
Title: Underwriter I

Signature Pages to Second Amendment

KEYBANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Shibani Faehnle
Name: Shibani Faehnle
Title: Vice President

Signature Pages to Second Amendment

TD Bank N.A. as a Lender

By:	/s/ E. Kirke Hart
Name: E. Kirke Hart
Title: Senior Vice President

Signature Pages to Second Amendment

UNION BANK N.A. as a Lender

By:	/s/ Peter C. Thompson
Name: Peter C. Thompson
Title: Vice President

Signature Pages to Second Amendment

EXHIBIT A

TRANSACTION SUMMARY

Casella Waste Systems, Inc. (the “Parent”) proposes to enter into certain transactions (the “Transactions”) consisting of (i) an offering of additional Senior Subordinated Notes in an aggregate principal amount of at least $125,000,000 pursuant to the Senior Subordinated Notes Indenture (such notes, the “2012 Senior Subordinated Notes”), (ii) a public offering of Class A common stock in an amount of up to $50 million (the “2012 Equity Offering”), (iii) a borrowing of up to $50 million under the Credit Agreement to refinance the Second Lien Loans, (iv) a tender offer to purchase the Second Lien Notes, and (iv) a redemption of remaining Second Lien Notes. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Parent proposes to apply the Net Cash Proceeds of the issuance of at least $125 million of 2012 Senior Subordinated Notes, $25 million of the 2012 Equity Offering and approximately $50 million of Committed Loans advanced under the Credit Agreement, to refinance in full the Second Lien Notes, including all principal, interest, fees, premium or other amounts payable in connection therewith (such transaction, the “Second Lien Refinancing in Full”).

The Parent intends to offer to purchase for cash any and all outstanding Second Lien Notes, if it is able to raise sufficient funds to do so in the Transactions. Subject to the conditions stated in the documentation relating to the tender offer, holders that tender (and do not validly withdraw) their Second Lien Notes by the early tender deadline will receive an additional consent payment. Concurrent with the offer to purchase the Second Lien Notes, the Parent is seeking the consent of the holders of Second Lien Notes to amendments to the Second Lien Notes Indenture to, among other modifications, eliminate substantially all of the restrictive covenants and certain events of default contained therein. Simultaneously with the closing of the 2012 Senior Subordinated Notes offering, the Parent intends to issue a notice to redeem Second Lien Notes that remain outstanding following expiration of the Tender Offer.

The offering of 2012 Senior Subordinated Notes is not contingent upon the consummation of the 2012 Equity Offering but, in the event that the available proceeds of the Transactions are less than the approximately $200 million required for a Second Lien Refinancing in Full, the Borrowers are not permitted to use proceeds from the revolver to refinance the Second Lien Notes except in connection with a refinancing of at least $175,000,000 of Second Lien Notes. The Maturity Date of the Committed Loans will continue to be March 31, 2014 if the Second Lien Refinancing in Full does not occur on or before March 1, 2014. The Maturity Date under the Credit Agreement will be March 18, 2016, as long as the Second Lien Refinancing in Full has occurred on or before March 1, 2014.

The Parent does not contemplate consummating the Target Acquisition contemporaneously with the Transaction. The Parent is proposing to raise $50 million of equity, of which $25 million is intended for the Second Lien Refinancing and $25 million is intended for general corporate purposes, including acquisitions. The proposed Second Amendment and Consent confirms that Net Cash Proceeds of the 2012 Equity Offering raised in the Transaction (or any Equity Issuance) may be used to prepay borrowings under the Credit Agreement, and such amounts would be available as Committed Loans to pay the consideration for the Target Acquisition.

Exhibit A to Second Amendment

Annex 1 to Second Amendment

(Effective as of Second Amendment Date)

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 18, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Casella Waste Systems, Inc., a Delaware corporation (the “Parent”) and each of its direct and indirect Subsidiaries (other than Excluded Subsidiaries and Non-Borrower Subsidiaries) identified therein (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Borrowers, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrowers have delivered the year-end audited financial statements required by Section 6.04(a) of the Credit Agreement for the fiscal year of the Borrowers ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrowers have delivered the unaudited financial statements required by Section 6.04(b) of the Credit Agreement for the fiscal quarter of the Parent and its Subsidiaries ended as of the above date. Such consolidated financial statements were prepared in accordance with GAAP and fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Parent and its Subsidiaries during the accounting period covered by such financial statements.

Exhibit D

Form of Compliance Certificate

3. A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Parent and its Subsidiaries performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, no Default or Event of Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, the following covenants contained in Article VI and Article VII of the Credit Agreement as of the end of such fiscal period have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and period of existence and a summary of what actions the Borrowers propose to take with respect thereto and attaching, in the event that such Default or Event of Default relates to environmental matters, an Environmental Compliance Certificate:] and

4. [Except to the extent described below, the] [The] representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document are true and correct on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect. For purposes of this Compliance Certificate, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to [the most recent audited financial statements furnished pursuant to Section 4.01(a)(ix) or Section 6.04(a) of the Credit Agreement, as applicable][the statements in connection with which this Compliance Certificate is delivered].

[Describe any exceptions.] [For the avoidance of doubt, none of the foregoing disclosures shall constitute an amendment or supplement to the disclosure schedules attached to the Credit Agreement or any other Loan Document.]

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the Financial Statement Date.

Exhibit D

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                     ,         .

CASELLA WASTE SYSTEMS, INC., for
itself and each of the Borrowers referred to herein

By:
Name:
Title:

Exhibit D

Form of Compliance Certificate

For the Quarter/Year ended                     ,          (the “Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Minimum Interest Coverage Ratio.

A.	Consolidated EBITDA for the four (4) consecutive fiscal quarters ending on the Statement Date (the “Subject Period”):

	1.	Consolidated Adjusted Net Income for the Subject Period:

		a.	Consolidated Net Income (or Loss) of the Parent and its Subsidiaries after deduction of all expenses, taxes, and other proper charges determined in accordance with GAAP, less (or plus, in the case of losses), to the extent included therein, (i) gains (or loss) from extraordinary items, (ii) any income (or loss) from discontinued operations, and (iii) income (or loss) attributable to any Investment in any Excluded Subsidiaries; provided, however, that consolidated net income shall not be reduced pursuant to this clause (iii) by actual cash dividends or distributions received from any Excluded Subsidiary, or by Net Cash Proceeds (to the extent included in income) in connection with the Disposition of any such Investment, so long as (and to the extent that) such cash dividends and distributions or Net Cash Proceeds have not been subsequently reinvested in an Excluded Subsidiary during the Subject Period	$

plus, to the extent deducted in calculating Consolidated Net Income (or Loss) and without duplication:

		b.	the non-recurring, non-cash write-off of debt issuance expenses related to the refinancing of Indebtedness under the Existing Credit Agreement (including, without limitation, the repayment of the term loan B thereunder) and the 2003 Senior Subordinated Debt Refinancing for the Subject Period (up to an aggregate amount of $10,000,000 for all periods)	$

		c.	non-recurring extraordinary charges related to the FCR Disposition for the Subject Period (up to an aggregate amount of $5,000,000 for all periods)	$

Exhibit D

Form of Compliance Certificate

d.	transaction costs for acquisitions and development projects which are expensed rather than capitalized (as a result of applying FASB Rule 141 treatment to such transaction costs) for the Subject Period	$

e.	non-cash losses in connection with asset sales, asset impairment charges and abandonment of assets for the Subject Period (up to an aggregate amount of $35,000,000 (calculated without giving effect to the aggregate amount of such non-cash losses incurred in connection with the MERC Transaction) from and after the Closing Date)	$

f.	non-cash losses resulting from the sale or other Disposition of the assets or Equity Interests of MERC or the closure and discontinuation of the operations of MERC for the Subject Period (up to an aggregate amount not to exceed $42,000,000 from and after the Closing Date)	$

g.	non-cash stock-based compensation expenses under the Borrowers’ employee share-based compensation plans for the Subject Period	$

h.	non-cash charges in connection with the declaration or payment of PIK Dividends for the Subject Period	$

i.	all other non-cash charges reasonably acceptable to the Administrative Agent for the Subject Period	$

j.	cash charges in connection with the MERC Transaction for the Subject Period (up to an aggregate amount of $3,000,000 from and after the Closing Date)	$

k.	non-recurring, non-cash write-off of debt issuance expenses related to the refinancing of the Second Lien Notes for the Subject Period (up to an aggregate amount of $6,000,000 for all periods)	$

l.	cash premium payments in connection with the early redemption and refinancing of the Second Lien Notes for the Subject Period (up to an aggregate amount of $11,000,000 for all periods)	$

m.	cash charges in connection with severance and reorganization in an aggregate amount not to exceed $3,000,000 from and after the Closing Date	$

Exhibit D

Form of Compliance Certificate

	n.	non-cash charges associated with interest rate derivatives deemed to be ineffective	$

minus, to the extent included in the calculation of Consolidated Net Income (or Loss) and without duplication

	o.	non-cash extraordinary gains on the sale of assets including non-cash gains on the sale of assets outside the ordinary course of business for the Subject Period	$

	p.	non-cash extraordinary gains resulting from the application of FAS 133 for the Subject Period	$

	q.	Consolidated Adjusted Net Income for the Subject Period (Lines I.A.1.a + b + c + d + e + f + g + h + i + j + k + l + m + n – o – p)	$

plus, to the extent deducted in determining Consolidated Adjusted Net Income (or Loss) in the Subject Period and without duplication

2.	Interest expense (including accretion expense, original issue discount and costs in connection with the early extinguishment of debt) for the Subject Period		$

3.	Income taxes for the Subject Period		$

4.	Amortization expense for the Subject Period		$

5.	Depreciation and depletion expense for the Subject Period		$

6.	Consolidated EBITDA for the Subject Period (Lines I.A.1.q + 2 + 3 + 4 + 5)		$

Exhibit D

Form of Compliance Certificate

B.	Consolidated Total Interest Expense for the Subject Period

	The aggregate amount of interest expense required to be paid or accrued in accordance with GAAP by the Borrowers during the Subject Period on all Indebtedness of the Borrowers outstanding during all or any part of the Subject Period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, and including commitment fees, letter of credit fees, agency fees, balance deficiency fees and similar fees or expenses for the Subject Period in connection with the borrowing of money, but excluding therefrom, without duplication, (a) the non-cash amortization of debt issuance costs, including original issue discount and premium, if any, (b) the write-off of deferred financing fees and charges in connection with the repayment of any Indebtedness and in connection with the Existing Credit Agreement, in each case, that are classified as interest under GAAP, (c) to the extent financed in connection with any refinancing of Indebtedness, any call, tender or similar premium expressly required to be paid in cash under the existing terms (and not by way of amendment or supplement in contemplation of such refinancing) of the Indebtedness being refinanced in connection with such refinancing and the interest component of any remaining original issue discount on the Indebtedness so refinanced, (d) dividends (including PIK Dividends) on Preferred Stock (if any) paid by the Borrowers and, to the extent deducted in calculating Consolidated Net Income (or Loss), the costs and expenses incurred by the Borrowers in connection with the issuance of Preferred Stock, in each case that are required by GAAP to be treated as interest expense, and (e) non-cash interest expense associated with interest rate derivatives	$

C.	Interest Coverage Ratio (Line I.A.6 ÷ Line I.B)	to 1

Minimum required (as at the end of any fiscal quarter ending before the date on which the Borrowers have consummated the Additional Equity Raise):

Four Fiscal Quarters Ending	Minimum Interest Coverage Ratio
April 30, 2012 through July 31, 2012	2.15:1.00

October 31, 2012 through January 31, 2013	2.25:1.00

April 30, 2013 and thereafter	2.50:1.00

Exhibit D

Form of Compliance Certificate

Minimum required (as at the end of any fiscal quarter ending on or after the date on which the Borrowers have consummated the Additional Equity Raise):

Four Fiscal Quarters Ending	Minimum Interest Coverage Ratio
April 30, 2012 through July 31, 2012	2.15:1.00

October 31, 2012	2.25:1.00

January 31, 2013	2.35:1.00

April 30, 2013 and thereafter	2.50:1.00

II.	Section 7.11(b) – Maximum Consolidated Total Funded Debt to Consolidated EBITDA.

A.	Consolidated Total Funded Debt at the Statement Date
the sum of:

1.

Aggregate amount of Indebtedness for borrowed money or credit obtained or other similar monetary obligations, direct or indirect, (including (x) the principal obligations of the Borrowers under the Second Lien Notes and the Senior Subordinated Notes, (y) obligations under “finance leases” and (z) any unpaid reimbursement obligations with respect to letters of credit; but excluding any contingent obligations with respect to letters of credit outstanding)

$

	2.	all obligations evidenced by notes, bonds, debentures or other similar debt instruments (other than Performance Bonds and Landfill Surety Arrangements)	$

	3.	the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and holdbacks)	$

	4.	all Attributable Indebtedness, including, without limitation, Indebtedness with respect to capitalization of landfill operating contract obligations, to the extent capitalized under GAAP (but excluding landfill operating leases to the extent they are characterized as operating leases and not capitalized)	$

	5.	(x) Equity Related Purchase Obligations in respect of Non-Qualified Preferred Stock (including Grandfathered Non-Qualified Preferred Stock) and (y) commencing on the date that is twelve months prior to the maturity of such Equity Related Purchase Obligations (assuming for this purpose the demand or exercise, if applicable, by the requisite holder or holders on the earliest date provided therefor), Equity Related Purchase Obligations in respect of Qualified Preferred Stock	$

Exhibit D

Form of Compliance Certificate

	6.	Indebtedness of the type referred to in Lines II.A.1 through II.A.5 above of another Person guaranteed by any of the Borrowers	$

	7.	Consolidated Total Funded Debt at the Statement Date (Line II.A.1 + 2 + 3 + 4 + 5 + 6)	$

B.	Consolidated EBITDA for the Subject Period

	1.	Consolidated EBITDA for the Subject Period as calculated for the purposes of Section 7.11(a) of the Credit Agreement (Line I.A.6 above)	$

	2.	EBITDA attributable to the twelve (12) month period prior to the date of the MERC Transaction for the operating assets that are the subject of the MERC Transaction, only to the extent MERC is accounted for as a discontinued operation in accordance with GAAP	$

	3.	EBITDA for the prior twelve (12) months of companies acquired by the Borrowers during the Subject Period (without duplication with respect to the adjustments set forth in Line I.A.1.b through Line I.A.1.n above) only if (x) the financial statements of such Acquired Business or new Subsidiary have been audited, for the period sought to be included, by an independent accounting firm satisfactory to the Administrative Agent, or (y) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements	$

	4.	Non-recurring private company expenses which are discontinued upon any acquisition referenced in Line II.B.3 above (such as owner’s compensation), as approved by the Administrative Agent	$

	5.	Consolidated EBITDA for the Subject Period (Lines II.B.1 + 2 + 3 + 4)	$

Exhibit D

Form of Compliance Certificate

C.	Consolidated Total Funded Debt to Consolidated EBITDA (Line II.A.6 ÷ Line II.B.5):	to 1

Maximum permitted (as at the end of any fiscal quarter ending before the date on which the Borrowers have consummated the Additional Equity Raise):

Four Fiscal Quarters Ending	Maximum Consolidated Total Funded Debt to Consolidated EBITDA[1]
April 30, 2012 through January 31, 2014	5.25:1.00

April 30, 2014 through January 31, 2015	5.00:1.00

April 30, 2015 through January 31, 2016	4.75:1.00

April 30, 2016 and thereafter	4.50:1.00

[1]

In the event that the Borrowers receive gross cash proceeds as a result of one or more Equity Issuances in an aggregate amount less than the amount that would constitute an Additional Equity Raise, and (i) the Borrowers have consummated the Target Acquisition on or before the last day of the applicable fiscal quarter, the maximum ratios set forth in this table shall be 0.25 lower (based on the table as in effect on the First Amendment Date) for each $25,000,000 of gross cash proceeds received from Equity Issuances on or before the last day of the applicable fiscal quarter in excess of the first $25,000,000 so received or (ii) the Borrowers have not consummated the Target Acquisition on or before the last day of any applicable fiscal quarter, the maximum ratios set forth in this table shall be 0.25 lower for each $25,000,000 of gross cash proceeds received from Equity Issuances on or before the last day of the applicable fiscal quarter; provided that in no event shall any ratio for any quarter be lowered below the ratio that would be required in the table below this table (setting forth covenant levels for fiscal quarters ending on or after the Borrowers have consummated the Additional Equity Raise) for the same quarter assuming the Additional Equity Raise had been consummated.

Exhibit D

Form of Compliance Certificate

Maximum permitted (as at the end of any fiscal quarter ending on or after the date on which the Borrowers have consummated the Additional Equity Raise):
Four Fiscal Quarters Ending	Maximum Consolidated Total Funded Debt to Consolidated EBITDA
April 30, 2012	5.25:1.00

July 31, 2012 to January 31, 2013	4.50:1.00

April 30, 2013 through January 31, 2014	4.25:1.00

April 30, 2014 and thereafter	4.00:1.00

III.	Section 7.11(c) – Maximum Consolidated Senior Funded Debt to Consolidated EBITDA.

A.	Consolidated Senior Funded Debt at the Statement Date

	1.	Consolidated Total Funded Debt at the Statement Date (Line II.A.7 above)	$

minus

	2.	Subordinated Debt outstanding at the Statement Date	$

plus

	3.	All scheduled principal payments in respect of Seller Subordinated Debt that will become due and payable during the next successive period of four (4) fiscal quarters following the Statement Date	$

	4.	Consolidated Senior Funded Debt at the Statement Date (Line III.A.1 – 2 + 3)	$

B.	Consolidated EBITDA for the Subject Period (Line II.B.5 above)		$

Exhibit D

Form of Compliance Certificate

C.	Consolidated Senior Funded Debt to Consolidated EBITDA (Line III.A.4 ÷ Line III.B)	to 1

Maximum Permitted (as at the end of any fiscal quarter ending before the date on which the Borrowers have consummated the Additional Equity Raise):

Four Fiscal Quarters Ending	Maximum Consolidated Senior Funded Debt to Consolidated EBITDA[2]
April 30, 2012 through January 31, 2014	3.25:1.00

April 30, 2014 through January 31, 2016	3.00:1.00

April 30, 2016 and thereafter	2.75:1.00

Maximum permitted (as at the end of any fiscal quarter ending on or after the date on which the Borrowers have consummated the Additional Equity Raise):

Four Fiscal Quarters Ending	Maximum Consolidated Senior Funded Debt to Consolidated EBITDA
April 30, 2012	3.25:1.00

July 31, 2012 through January 31, 2014	3.00:1.00

April 30, 2014 and thereafter	2.75:1.00

IV.	Section 7.11(d) – Maximum Capital Expenditures.

A.	Capital Expenditures made (or which any Borrower or Non-Borrower Subsidiary has become legally obligated to make) during the fiscal year ending	$

[2]	In the event that the Borrowers receive gross cash proceeds as a result of one or more Equity Issuances in an aggregate amount less than the amount that would constitute an Additional Equity Raise, and (i) the Borrowers have consummated the Target Acquisition on or before the last day of the applicable fiscal quarter, the maximum ratios set forth in this table shall be 0.25 lower (based on the table as in effect on the First Amendment Date) for each $25,000,000 of gross cash proceeds received from Equity Issuances on or before the last day of the applicable fiscal quarter in excess of the first $25,000,000 so received or (ii) the Borrowers have not consummated the Target Acquisition on or before the last day of any applicable fiscal quarter, the maximum ratios set forth in this table shall be 0.25 lower for each $25,000,000 of gross cash proceeds received from Equity Issuances on or before the last day of the applicable fiscal quarter; provided that in no event shall any ratio for any quarter be lowered below the ratio that would be required in the table below this table (setting forth covenant levels for fiscal quarters ending on or after the Borrowers have consummated the Additional Equity Raise) for the same quarter assuming the Additional Equity Raise had been consummated.

Exhibit D

Form of Compliance Certificate

Maximum Permitted:

1.5 times the sum of the Borrowers’ and the Non-Borrowers’

consolidated depreciation expenses, depletion expenses and

landfill amortization expenses in such fiscal year, the product of which calculation equals $

Exhibit D

Form of Compliance Certificate

Annex 2 to Second Amendment

(Effective upon the offer by the Parent to purchase at least

$175,000,000 of the Second Lien Notes)

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 18, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Casella Waste Systems, Inc., a Delaware corporation (the “Parent”) and each of its direct and indirect Subsidiaries (other than Excluded Subsidiaries and Non-Borrower Subsidiaries) identified therein (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Borrowers, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrowers have delivered the year-end audited financial statements required by Section 6.04(a) of the Credit Agreement for the fiscal year of the Borrowers ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrowers have delivered the unaudited financial statements required by Section 6.04(b) of the Credit Agreement for the fiscal quarter of the Parent and its Subsidiaries ended as of the above date. Such consolidated financial statements were prepared in accordance with GAAP and fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Parent and its Subsidiaries during the accounting period covered by such financial statements.

Exhibit D

Form of Compliance Certificate

3. A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Parent and its Subsidiaries performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, no Default or Event of Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, the following covenants contained in Article VI and Article VII of the Credit Agreement as of the end of such fiscal period have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and period of existence and a summary of what actions the Borrowers propose to take with respect thereto and attaching, in the event that such Default or Event of Default relates to environmental matters, an Environmental Compliance Certificate:] and

4. [Except to the extent described below, the] [The] representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document are true and correct on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect. For purposes of this Compliance Certificate, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to [the most recent audited financial statements furnished pursuant to Section 4.01(a)(ix) or Section 6.04(a) of the Credit Agreement, as applicable][the statements in connection with which this Compliance Certificate is delivered].

[Describe any exceptions.] [For the avoidance of doubt, none of the foregoing disclosures shall constitute an amendment or supplement to the disclosure schedules attached to the Credit Agreement or any other Loan Document.]

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the Financial Statement Date.

Exhibit D

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                     ,                     .

CASELLA WASTE SYSTEMS, INC., for itself and each of the Borrowers referred to herein

By:
Name:
Title:

Exhibit D

Form of Compliance Certificate

For the Quarter/Year ended                     ,          (the “Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Minimum Interest Coverage Ratio.

A.	Consolidated EBITDA for the four (4) consecutive fiscal quarters ending on the Statement Date (the “Subject Period”):

	1.	Consolidated Adjusted Net Income for the Subject Period:

		a.	Consolidated Net Income (or Loss) of the Parent and its Subsidiaries after deduction of all expenses, taxes, and other proper charges determined in accordance with GAAP, less (or plus, in the case of losses), to the extent included therein, (i) gains (or loss) from extraordinary items, (ii) any income (or loss) from discontinued operations, and (iii) income (or loss) attributable to any Investment in any Excluded Subsidiaries; provided, however, that consolidated net income shall not be reduced pursuant to this clause (iii) by actual cash dividends or distributions received from any Excluded Subsidiary, or by Net Cash Proceeds (to the extent included in income) in connection with the Disposition of any such Investment, so long as (and to the extent that) such cash dividends and distributions or Net Cash Proceeds have not been subsequently reinvested in an Excluded Subsidiary during the Subject Period	$

plus, to the extent deducted in calculating Consolidated Net Income (or Loss) and without duplication:

		b.	the non-recurring, non-cash write-off of debt issuance expenses related to the refinancing of Indebtedness under the Existing Credit Agreement (including, without limitation, the repayment of the term loan B thereunder) and the 2003 Senior Subordinated Debt Refinancing for the Subject Period (up to an aggregate amount of $10,000,000 for all periods)	$

		c.	non-recurring extraordinary charges related to the FCR Disposition for the Subject Period (up to an aggregate amount of $5,000,000 for all periods)	$

Exhibit D

Form of Compliance Certificate

d.	transaction costs for acquisitions and development projects which are expensed rather than capitalized (as a result of applying FASB Rule 141 treatment to such transaction costs) for the Subject Period	$

e.	non-cash losses in connection with asset sales, asset impairment charges and abandonment of assets for the Subject Period (up to an aggregate amount of $35,000,000 (calculated without giving effect to the aggregate amount of such non-cash losses incurred in connection with the MERC Transaction) from and after the Closing Date)	$

f.	non-cash losses resulting from the sale or other Disposition of the assets or Equity Interests of MERC or the closure and discontinuation of the operations of MERC for the Subject Period (up to an aggregate amount not to exceed $42,000,000 from and after the Closing Date)	$

g.	non-cash stock-based compensation expenses under the Borrowers’ employee share-based compensation plans for the Subject Period	$

h.	non-cash charges in connection with the declaration or payment of PIK Dividends for the Subject Period	$

i.	all other non-cash charges reasonably acceptable to the Administrative Agent for the Subject Period	$

j.	cash charges in connection with the MERC Transaction for the Subject Period (up to an aggregate amount of $3,000,000 from and after the Closing Date)	$

k.	non-recurring, non-cash write-off of debt issuance expenses related to the refinancing of the Second Lien Notes for the Subject Period (up to an aggregate amount of $6,000,000 for all periods)	$

l.	cash premium payments in connection with the early redemption and refinancing of the Second Lien Notes for the Subject Period (up to an aggregate amount of $11,000,000 for all periods)	$

m.	cash charges in connection with severance and reorganization in an aggregate amount not to exceed $3,000,000 from and after the Closing Date	$

Exhibit D

Form of Compliance Certificate

	n.	non-cash charges associated with interest rate derivatives deemed to be ineffective	$

minus, to the extent included in the calculation of Consolidated Net Income (or Loss) and without duplication

	o.	non-cash extraordinary gains on the sale of assets including non-cash gains on the sale of assets outside the ordinary course of business for the Subject Period	$

	p.	non-cash extraordinary gains resulting from the application of FAS 133 for the Subject Period	$

	q.	Consolidated Adjusted Net Income for the Subject Period (Lines I.A.1.a + b + c + d + e + f + g + h + i + j + k + l + m + n – o – p)	$

plus, to the extent deducted in determining Consolidated Adjusted Net Income (or Loss) in the Subject Period and without duplication

2.	Interest expense (including accretion expense, original issue discount and costs in connection with the early extinguishment of debt) for the Subject Period		$

3.	Income taxes for the Subject Period		$

4.	Amortization expense for the Subject Period		$

5.	Depreciation and depletion expense for the Subject Period		$

6.	Consolidated EBITDA for the Subject Period (Lines I.A.1.q + 2 + 3 + 4 + 5)		$

Exhibit D

Form of Compliance Certificate

B.	Consolidated Total Interest Expense for the Subject Period

	The aggregate amount of interest expense required to be paid or accrued in accordance with GAAP by the Borrowers during the Subject Period on all Indebtedness of the Borrowers outstanding during all or any part of the Subject Period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, and including commitment fees, letter of credit fees, agency fees, balance deficiency fees and similar fees or expenses for the Subject Period in connection with the borrowing of money, but excluding therefrom, without duplication, (a) the non-cash amortization of debt issuance costs, including original issue discount and premium, if any, (b) the write-off of deferred financing fees and charges in connection with the repayment of any Indebtedness and in connection with the Existing Credit Agreement, in each case, that are classified as interest under GAAP, (c) to the extent financed in connection with any refinancing of Indebtedness, any call, tender or similar premium expressly required to be paid in cash under the existing terms (and not by way of amendment or supplement in contemplation of such refinancing) of the Indebtedness being refinanced in connection with such refinancing and the interest component of any remaining original issue discount on the Indebtedness so refinanced, (d) dividends (including PIK Dividends) on Preferred Stock (if any) paid by the Borrowers and, to the extent deducted in calculating Consolidated Net Income (or Loss), the costs and expenses incurred by the Borrowers in connection with the issuance of Preferred Stock, in each case that are required by GAAP to be treated as interest expense, and (e) non-cash interest expense associated with interest rate derivatives	$

C.	Interest Coverage Ratio (Line I.A.6 ÷ Line I.B)	to 1

Minimum required:

Four Fiscal Quarters Ending	Minimum Interest Coverage Ratio
October 31, 2012 through January 31, 2013	2.00:1.00

April 30, 2013	2.15:1.00

July 31, 2013 through January 31, 2014	2.25:1.00

April 30, 2014 and thereafter	2.50:1.00

Exhibit D

Form of Compliance Certificate

II.	Section 7.11(b) – Maximum Consolidated Total Funded Debt to Consolidated EBITDA.

A.	Consolidated Total Funded Debt at the Statement Date
the sum of:

	1.	Aggregate amount of Indebtedness for borrowed money or credit obtained or other similar monetary obligations, direct or indirect, (including (x) the principal obligations of the Borrowers under the Second Lien Notes and the Senior Subordinated Notes, (y) obligations under “finance leases” and (z) any unpaid reimbursement obligations with respect to letters of credit; but excluding any contingent obligations with respect to letters of credit outstanding)	$

	2.	all obligations evidenced by notes, bonds, debentures or other similar debt instruments (other than Performance Bonds and Landfill Surety Arrangements)	$

	3.	the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and holdbacks)	$

	4.	all Attributable Indebtedness, including, without limitation, Indebtedness with respect to capitalization of landfill operating contract obligations, to the extent capitalized under GAAP (but excluding landfill operating leases to the extent they are characterized as operating leases and not capitalized)	$

	5.	(x) Equity Related Purchase Obligations in respect of Non-Qualified Preferred Stock (including Grandfathered Non-Qualified Preferred Stock) and (y) commencing on the date that is twelve months prior to the maturity of such Equity Related Purchase Obligations (assuming for this purpose the demand or exercise, if applicable, by the requisite holder or holders on the earliest date provided therefor), Equity Related Purchase Obligations in respect of Qualified Preferred Stock	$

	6.	Indebtedness of the type referred to in Lines II.A.1 through II.A.5 above of another Person guaranteed by any of the Borrowers	$

	7.	Consolidated Total Funded Debt at the Statement Date (Line II.A.1 + 2 + 3 + 4 + 5 + 6)	$

B.	Consolidated EBITDA for the Subject Period

	1.	Consolidated EBITDA for the Subject Period as calculated for the purposes of Section 7.11(a) of the Credit Agreement (Line I.A.6 above)	$

Exhibit D

Form of Compliance Certificate

	2.	EBITDA attributable to the twelve (12) month period prior to the date of the MERC Transaction for the operating assets that are the subject of the MERC Transaction, only to the extent MERC is accounted for as a discontinued operation in accordance with GAAP	$

	3.	EBITDA for the prior twelve (12) months of companies acquired by the Borrowers during the Subject Period (without duplication with respect to the adjustments set forth in Line I.A.1.b through Line I.A.1.n above) only if (x) the financial statements of such Acquired Business or new Subsidiary have been audited, for the period sought to be included, by an independent accounting firm satisfactory to the Administrative Agent, or (y) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements	$

	4.	Non-recurring private company expenses which are discontinued upon any acquisition referenced in Line II.B.3 above (such as owner’s compensation), as approved by the Administrative Agent	$

	5.	Consolidated EBITDA for the Subject Period (Lines II.B.1 + 2 + 3 + 4)	$

C.	Consolidated Total Funded Debt to Consolidated EBITDA (Line II.A.6 ÷ Line II.B.5):		to 1

Maximum permitted:

Four Fiscal Quarters Ending	Maximum Consolidated Total Funded Debt to Consolidated EBITDA[1]
October 31, 2012 through January 31, 2013	5.75:1.00

April 30, 2013 through January 31, 2014	5.50:1.00

April 30, 2014 through January 31, 2015	5.25:1.00

April 30, 2015 through January 31, 2016	4.75:1.00

April 30, 2016 and thereafter	4.50:1.00

[1]	For each fiscal quarter ending on or after the date on which the Borrowers have consummated the New Equity Raise, each of the ratios set forth below shall be reduced by 50 basis points.

Exhibit D

Form of Compliance Certificate

III.	Section 7.11(c) – Maximum Consolidated Senior Funded Debt to Consolidated EBITDA.

A.	Consolidated Senior Funded Debt at the Statement Date

	1.	Consolidated Total Funded Debt at the Statement Date (Line II.A.7 above)	$

minus

	2.	Subordinated Debt outstanding at the Statement Date	$

plus

	3.	All scheduled principal payments in respect of Seller Subordinated Debt that will become due and payable during the next successive period of four (4) fiscal quarters following the Statement Date	$

	4.	Consolidated Senior Funded Debt at the Statement Date (Line III.A.1 – 2 + 3)	$

B.	Consolidated EBITDA for the Subject Period (Line II.B.5 above)		$

C.	Consolidated Senior Funded Debt to Consolidated EBITDA (Line III.A.4 ÷ Line III.B)		to 1

Maximum Permitted:

Four Fiscal Quarters Ending	Maximum Consolidated Senior Funded Debt to Consolidated EBITDA
October 31, 2012 and thereafter	2.75:1.00

Exhibit D

Form of Compliance Certificate

IV.	Section 7.11(d) – Maximum Capital Expenditures.

A.	Capital Expenditures made (or which any Borrower or Non-Borrower Subsidiary has become legally obligated to make) during the fiscal year ending	$

Maximum Permitted:

1.5 times the sum of the Borrowers’ and the Non-Borrowers’

consolidated depreciation expenses, depletion expenses and

landfill amortization expenses in such fiscal year, the product of which calculation equals $

Exhibit D

Form of Compliance Certificate